Templeton Developing Markets Fund
Prospectus

Prospectus - February 16, 1996
Templeton Variable Products Series Fund
Templeton Developing Markets Fund
Templeton Developing Markets Fund (the "Fund") is a diversified series of Templeton Variable Products Series Fund (the "Trust"), an open-end, management investment company. Shares of the Fund are currently sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicle for both variable annuity and variable life insurance contracts (the "Contracts"). The Separate Accounts invest in shares of the Fund and other series of the Trust in accordance with allocation instructions received from owners of the Contracts. Such allocation rights are described further in the accompanying Prospectus for the Separate Accounts. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

 A STATEMENT OF ADDITIONAL  INFORMATION DATED
FEBRUARY 16, 1996, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED IN ITS ENTIRETY BY REFERENCE IN AND MADE A PART OF THIS PROSPECTUS. THIS STATEMENT IS AVAILABLE WITHOUT CHARGE UPON REQUEST TO FRANKLIN TEMPLETON DISTRIBUTORS, INC., P.O. BOX 33030, ST. PETERSBURG, FLORIDA 33733-8030 OR BY CALLING THE FUND INFORMATION DEPARTMENT AT 1-800/DIAL BEN.

SHARES OF THE FUND ARE AVAILABLE EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS AS AN INVESTMENT VEHICLE FOR VARIABLE INSURANCE CONTRACTS. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OFFERING THE VARIABLE INSURANCE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

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        TABLE OF CONTENTS
        INVESTMENT OBJECTIVE AND POLICIES       3p
        INVESTMENT TECHNIQUES                   5p
        RISK FACTORS                            9p
        PURCHASE OF SHARES                     12p
        NET ASSET VALUE                        13p
        REDEMPTION OF SHARES                   14p
        EXCHANGES                              15p
        MANAGEMENT OF THE TRUST                16p
        BROKERAGE COMMISSIONS                  18p
        DIVIDENDS AND DISTRIBUTIONS            19p
        FEDERAL INCOME TAX STATUS              20p
        OTHER INFORMATION                      21p

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets. It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in developing market equity securities. The Fund and its investment manager, Templeton Asset Management Ltd. (the "Investment Manager"), may, from time to time, use various methods of selecting securities for the Fund's portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. In addition, as used in this Prospectus, developing market equity securities means (i) equity securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) equity securities of companies organized under the laws of,
and with a principal office in,  a  developing  market  country.   "Equity
securities,"  as  used in this Prospectus,  refers to common  stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depositary Receipts ("ADRs"), European
Depositary Receipts ("EDRs"), and Global Depositary   Receipts   ("GDRs")
(collectively, "Depositary Receipts").Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. (See "Risk Factors" for a discussion of the nature of information publicly available for non-U.S. companies.) The Fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets.

The Fund seeks to benefit from economic and other developments in developing markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries (such as Malaysia, Mexico and Thailand) which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

For capital appreciation, the Fund may invest up to 35% of its total assets in debt securities (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits, bankers' acceptances and structured investments) which are rated at least C by Moody's Investors Service, Inc. ("Moody's") or C by Standard & Poor's Corporation ("S&P") or unrated debt securities deemed to be of comparable quality by the Investment Manager. See "Risk Factors." As an operating policy, which may be changed by the Board of Trustees, the Fund will not invest more than 5% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P. Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible. For a description of debt securities ratings, see the Appendix to the SAI.

The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, the Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Investment Manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objective and Policies" in the SAI.

When the Investment Manager believes that market conditions warrant, the Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques Temporary Investments."

The Fund does not emphasize short-term trading profits and usually expects to have an annual portfolio turnover rate not exceeding 50%. The Fund is subject to investment restrictions that are described under the heading "Investment Restrictions" in the Statement of Additional Information. Those investment restrictions so designated are "fundamental policies" of the Trust, which means that they may not be changed without a majority vote of Shareholders of the Fund. With the exception of those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, meaning that the Board of Trustees may change them without Shareholder approval.

INVESTMENT TECHNIQUES

The Fund is authorized to use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

TEMPORARY  INVESTMENTS

For  temporary  defensive
purposes, the Fund may invest up to 100% of its total assets in the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the United States or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Investment Manager; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

BORROWING

The Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LOANS OF PORTFOLIO

Securities The Fund may lend to broker-dealers and banks portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

OPTIONS ON SECURITIES OR INDICES

The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on United States and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. The Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

The Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Fund will generally not enter into a forward contract with a term of greater than one year. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." The Fund has no specific limitation on the percentage of assets it may commit to forward contracts, except the Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the ability to meet redemption requests. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

CLOSED-END INVESTMENT COMPANIES

Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. Subject to the 1940 Act, the Fund may invest in securities of closed-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, Shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

FUTURES CONTRACTS

For hedging purposes only,
the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Investment Objective and Policies - Futures Contracts" in the SAI. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

REPURCHASE AGREEMENTS

For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. Under a repurchase agreement the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

DEPOSITARY RECEIPTS

ADRs are Depositary  Receipts  typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.
Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

RISK FACTORS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund; nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Fund will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of the Shares of the Fund. Changes in currency valuations will affect the price of the Shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund has the right to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. See "Investment Objectives and Policies - Risk Factors" in the SAI. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of interest and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of any of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Investment Objectives and Policies - Risk Factors" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing
countries.   Foreign  ownership limitations  also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be
adversely  affected by trade  barriers,  exchange controls,   managed
adjustments   in  relative   currency   values  and  other protectionist
measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Fund is authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and as low as C by S&P, and between Baa and as low as C by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. (See Appendix to SAI for a description of debt securities ratings.) As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high-risk, lower quality debt securities would be consistent with the interests of the Fund and its Shareholders. See "Investment Objectives and Policies - Debt
Securities" in the SAI for descriptions of debt securities rated BBB by S&P and Baa by Moody's. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Investment Manager to insure, to the extent possible, that the planned investment is sound. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future. As a fundamental policy, the Fund will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid.

The Fund will usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market.
However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Successful use of forward contracts, options and futures contracts are subject to special risk considerations and transaction costs. A liquid secondary market for forward contracts, options and futures contracts may not be available when a position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the contract or option is based and movements in the securities or currency in the Fund's portfolio. Successful use of forward contracts, options and futures contracts is further dependent on the ability of the Investment Manager to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the Prospectus and in the SAI.

PURCHASE OF SHARES

Shares of the Fund are offered on a continuous basis at the net asset value of the Fund only to separate accounts of insurance companies to serve as the underlying investment vehicle for both variable annuity and variable life insurance contracts. Individuals may not purchase shares directly from the Fund. Please read the prospectus of the insurance company Separate Account for more information on the purchase of Fund Shares.

In the event that the Trust serves
as investment vehicle for both variable annuity and variable life insurance contracts, or for both variable life insurance contracts of an insurer and other variable contracts of an unaffiliated insurer, the Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners and/or between separate accounts of different insurers, as the case may be, and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Trust due to differences in tax treatment, the management of investments, or other considerations.

NET ASSET VALUE

The net asset value of the Shares of the Fund is determined as of the scheduled closing time of the New York Stock Exchange (NYSE) (generally 4:00 p.m., New York time) on each day the NYSE is open for trading. The net asset value is computed by dividing the value of the Fund's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange or NASDAQ is valued at its last sale price on the principal exchange on which the security is traded. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of the scheduled closing time of the NYSE (generally 4:00 p.m., New York time), if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchanges rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. All other securities for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per Share, and therefore effects sales and redemptions of its Shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees.

REDEMPTION OF SHARES

The Trust will redeem all full and fractional Shares presented for redemption on any business day. Redemptions are effected at the per Share net asset value next determined after receipt of proper notice of the redemption. Redemption proceeds normally will be paid to the insurance company within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. The Trust will redeem Shares of the Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder. In consideration of the best interests of the remaining Shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Please refer to the prospectus of your insurance company's Separate Account for information on how to redeem from the Fund.

EXCHANGES

Shares of the Fund may be exchanged for Shares of any other fund available as an investment option in a Separate Account. Exchanges are treated as a redemption of Shares of one fund and a purchase of Shares of the other fund and are effected at the respective net asset value per Share of each fund on the date of the exchange. Please refer to the prospectus of your insurance company's Separate Account for more information concerning exchanges.

MANAGEMENT OF THE TRUST

The Trust is managed by its Board of Trustees and all powers of the Trust are exercised by or under authority of the Board. Information relating to the Trustees and Officers is set forth under the heading "Management of the Trust" in the Statement of Additional Information.

INVESTMENT MANAGER

The Investment Manager of Templeton Developing Markets Fund is Templeton Asset Management Ltd. - Hong Kong Branch, a Singapore corporation with offices at Two Exchange Square, Hong Kong. The Investment Manager manages the investment and reinvestment of the Fund's assets. The Investment Manager is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. The Investment Manager and its affiliates serve as advisers for a wide variety of public investment mutual funds and private clients in many nations. The Templeton organization has been investing globally over the past 52 years and, with its affiliates, provides investment management and advisory services to a worldwide client base, including over 4.3 million mutual fund shareholders, foundations, endowments, employee benefit plans and individuals. The Investment Manager and its affiliates have approximately 4,100 employees in the United States, Australia, Scotland, Germany,
Hong Kong, Luxembourg,  Bahamas, Singapore, Canada and Russia.

The Investment Manager uses a disciplined, long-term approach to value oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for the Fund's portfolio on the basis of fundamental company-by-company analysis.
Many different selection methods are used for different funds and clients and these methods are changed and improved by the Investment Manager's research on superior selection methods.

The Investment Manager performs similar services for other funds and accounts and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Investment Manager on behalf of other funds and accounts. Neither the Investment Manager and its affiliates, its officers, directors or employees, nor the officers and Trustees of the Trust are prohibited from investing in securities held by the Fund or other funds and accounts which are managed or administered by the Investment Manager to the extent such transactions comply with the Trust's Code of Ethics. Please see "Investment Management and Other Services - Investment Management Agreement," in the SAI for further information on securities transactions and a summary of the Trust's Code of Ethics.

The Investment Manager does not furnish any other services or facilities for the Fund, although such expenses are paid by some investment advisers of other investment companies. As compensation for these services, the Fund pays the Investment Manager a monthly fee, equal on an annual basis to 1.25% of its average daily net assets during the year. The fee paid by the Fund is higher than the advisory fees paid by most other U.S. investment companies primarily because investing in equity securities in developing markets, which are not widely followed by professional analysts, requires the Investment Manager to invest additional time and incur added expense in developing specialized resources, including research facilities. The Fund's Investment Manager has agreed in advance to reduce its fee to the extent necessary to limit the total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Fund to an annual rate of 1.70% of the Fund's average daily net assets until May 1, 1997. If such fee reduction is insufficient to limit the Fund's total expenses to 1.70% of average daily net assets, the Fund's Business Manager has agreed to reduce its fee and, to the extent necessary, assume other Fund expenses, so as to so limit the Fund's total expenses. The Fund also pays its own operating expenses, including: (1) its pro rata portion of the fees and expenses of the Trust's disinterested Trustees; (2) interest expenses; (3) taxes and governmental fees; (4) brokerage commissions and other expenses  incurred in acquiring or disposing of portfolio  securities;
(5) the expenses of registering and qualifying its Shares for sale with the SEC;
(6) expenses of its independent public accountants and legal counsel; (7) insurance premiums; (8) fees and expenses of the Custodian and any related services; (9) expenses of obtaining quotations of portfolio securities and of pricing Shares; (10) its pro rata portion of the expenses of maintaining the Trust's legal existence and of Shareholders meetings; (11) expenses of preparation and distribution to existing Shareholders of periodic reports, proxy materials and prospectuses; and (12) fees and expenses of membership in industry organizations.

Dr. J. Mark Mobius, Managing Director of the Investment Manager, is the principal portfolio manager of the Fund. Prior to joining the Templeton organization in 1987, Dr. Mobius was president of the International Investment Trust Company Limited (investment manager of Taiwan, R.O.C. Fund) (1986-1987) and a director of Vickers da Costa, Hong Kong (an international securities firm) (1983-1986). Dr. Mobius began working in Vickers da Costa's Hong Kong office in 1980 and moved to Taiwan in 1983 to open the firm's office there and to direct operations in India, Indonesia, Thailand, the Philippines, and Korea. Before joining Vickers da Costa, Dr. Mobius operated his own consulting firm in Hong Kong from 1970 until 1980. Prior to 1970, Dr. Mobius was a research scientist for Monsanto Overseas Enterprises Company in Hong Kong and the American Institute for research in Korea and Thailand. Dr. Mobius holds Bachelors and Masters degrees from Boston University and received his Ph.D. in economics and political science in 1964 from Massachusetts Institute of Technology. Messrs. Allan Lam and Tom Wu, Vice Presidents of the Investment Manager, will exercise secondary portfolio management responsibilities with respect to the Fund. Mr. Lam holds a BA in accounting from Rutgers University. Prior to joining the Templeton organization in 1987, Mr. Lam worked as an auditor with two international accounting firms in Hong Kong: Deloitte Haskins & Sells CPA and KPMG Peat Marwick CPA. Mr. Wu holds a Bachelor of Social Sciences degree in economics from the University of Hong Kong and an MBA in finance from the University of Oregon. Prior to joining the Templeton organization in 1987, Mr. Wu worked as an investment analyst, specializing in Hong Kong companies, with Vickers da Costa.

Further information concerning the Investment Manager, including the services it renders and its selection of brokers to execute portfolio transactions, is included under the heading "Investment Management and Other Services" in the Statement of Additional Information.

BUSINESS  MANAGER

Templeton Funds Annuity Company, P.O. Box 33030, St. Petersburg, Florida 33733-8030, telephone (800) 774-5001 or (813) 823-8712, provides certain administrative facilities and services for the Trust, including payment of salaries of officers, preparation and maintenance of books and records, daily pricing of the Fund's investment portfolio, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements. For its services, the Business Manager receives a fee equivalent on an annual basis to 0.15% of the combined average daily net assets of the Fund and other funds of the Trust, reduced to 0.135% of such assets in excess of $200,000,000, to 0.10% of such assets in excess of $700,000,000, and to 0.075%
of such assets in excess of $1,200,000,000.

DISTRIBUTOR

Shares of the Trust are distributed through Franklin Templeton Distributors, Inc., P.O. Box 33030, St.Petersburg, Florida 33733-8030, toll free telephone
(800) 292-9293.

BROKERAGE COMMISSIONS

The Trust's brokerage policies are described under the heading "Brokerage Allocation" in the Statement of Additional Information. The Trust's brokerage policies provide that the receipt of research services from a broker is a factor which may be taken into account in allocating securities transactions as long as the prices and execution provided by the broker equal the best available within the scope of the Trust's brokerage policies.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally intends to pay annual dividends representing substantially all of its net investment income and to distribute annually any net realized capital gains.

Any distributions made by the Fund will be automatically reinvested in additional Shares of the Fund, unless an election is made on behalf of a Shareholder to receive distributions in cash. Dividends or distributions by the Fund will reduce the per share net asset value by the per share amount so paid.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). The Fund so qualifying generally will not be subject to federal income taxes on amounts distributed to Shareholders. In order to qualify as a regulated investment company, the Fund must, among other things, meet certain source of income requirements. In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. See the Statement of Additional Information for more information about this tax and its applicability to the Fund.

Distributions of any net investment income and of any net realized short-term capital gains in excess of net realized long-term capital losses are treated as ordinary income for tax purposes in the hands of the Shareholder (the Separate Account). The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Separate Account regardless of the length of time the Separate Account may have held the Shares. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Reference is made to the Prospectus for the applicable
Contract for information regarding the federal income tax treatment of distributions to an owner of a Contract.

To comply with regulations under Section 817(h) of the Code the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, in the case of U.S. Government securities, each U.S.Government agency or instrumentality is treated as a separate issuer. Any securities issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an instrumentality of the U.S. Government are treated as a U.S. Government security for this purpose.

The Treasury Department has  indicated   that  it  may  issue  future
pronouncements   addressing  the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the Shares of the Funds underlying the Separate Account.

OTHER INFORMATION

CAPITALIZATION
The Trust was organized as a Massachusetts business trust on February 25, 1988 and currently consists of six separately managed funds. The Board of Trustees may establish additional funds in the future. The capitalization of the Trust consists solely of an unlimited number of Shares of beneficial interest with a par value of $0.01 each. When issued, Shares of the Trust are fully paid, non-assessable by the Trust and freely transferable.

Unlike the stockholder of a corporation, Shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.


VOTING RIGHTS

Shareholders of the Trust are given certain voting rights. Each Share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. In accordance with current applicable law, the Separate Account, as Shareholder of the Trust, is required to vote the Shares of the Trust at any regular and special meeting of the Shareholders of the Trust in accordance with instructions received from owners of the variable contracts. See the Prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In addition, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. In addition, the holders of not less than two-thirds of the outstanding Shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding Shares or other voting interests of the Trust. The Trust is required to assist in Shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Trust will request voting instructions from contract owners and will vote Shares or other voting interests in the separate account in proportion to the voting instructions received.

For
more information on the Trust, the Fund, and its investment activity and concurrent risks, a Statement of Additional Information may be obtained without charge upon request to Franklin Templeton Distributors, Inc., P.O. Box 33030, St. Petersburg, Florida, 33733-8030 - toll free telephone (800) 774-5001 or
(813) 823-8712.

PERFORMANCE INFORMATION

The Fund may include its total return in advertisements or reports to Shareholders or prospective investors. Performance information for the Fund will not be advertised unless accompanied by comparable performance information for a separate account to which the Fund offers its Shares. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or up to the life of the Fund), will reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time. Quotations of yield or total return for the Fund will not take into account charges and deductions against any separate account to which the Fund's Shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a separate account will take such charges into account. For a description of the methods used to determine total return for the Fund, see "Performance Information" in the Statement of Additional Information.

 STATEMENTS  AND REPORTS

The Trust's fiscal year ends on December 31. Annual reports (containing financial statements audited by independent auditors and additional information regarding the Fund's performance) and semi-annual reports (containing unaudited financial statements) will be sent to Shareholders each year. Additional copies may be obtained, without charge, upon request to the Business Manager.